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                                                                    EXHIBIT 10.1


                      FIRST AMENDMENT TO CREDIT AGREEMENT


This First Amendment ("Amendment") amends that certain Credit Agreement ("Agreement") dated April 18, 1999 by and between Tekelec ("Borrower") and Imperial Bank ("Bank") as follows:

1. Section 4.9 of the Agreement is hereby amended in its entirety to read as follows:

      DEBT TO NET WORTH. Maintain on a quarterly basis a consolidated ratio of total liabilities to Net Worth of not greater than 2.00:1.00

Except as provided above, the Agreement remains unchanged.

5. This Amendment is effective as of July 30, 1999, and the parties hereby confirm that the Agreement as amended is in full force and effect.


    TEKELEC                             IMPERIAL BANK
   "BORROWER"                              "BANK"


By: /s/ GILLES C. GODIN                 By: /s/ NILO SOLER
   --------------------------              -------------------------
Its: V.P. Finance and CFO               Its: Vice President

By: /s/ MICHAEL L. MARGOLIS
   --------------------------
Its: President and CEO